UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CODA OCTOPUS GROUP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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June 10, 2008

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Coda Octopus Group, Inc. The Annual Meeting will be held at 9:00 a.m., on Tuesday, July 1, 2008 at the offices of Sichenzia Ross Friedman Ference LLP.

Please vote on all the matters listed in the enclosed Notice of Annual Meeting of Stockholders, each of which is more fully described in the enclosed Proxy Statement. The Board of Directors recommends a vote FOR each of these proposals.

All holders of common stock and the holders of Series A Preferred Stock are invited to attend the Annual Meeting in person. If, however, you do not expect to be present at the Annual Meeting and wish your shares to be voted, you should complete, sign and date the enclosed form of proxy and return it by mail in the enclosed envelope, in accordance with the instructions on the proxy card or other voting instructions included with the proxy materials.

I appreciate your interest and support of Coda Octopus and urge you to vote your shares either in person or by granting your proxy as promptly as possible.

Sincerely,

Jason Reid
Chief Executive Officer

Paul Nussbaum
Chairman of the Board of Directors
Coda Octopus Group, Inc.
164 West 25th Street, 6th Floor, New York, NY 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE: 9:00 AM, Eastern Daylight Time, on Tuesday, July 1, 2008

PLACE: The offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006.

ITEMS OF BUSINESS:

1.	To elect three directors for a term of one year.

2.
To approve the Coda Octopus Group, Inc. 2008 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan, which provides, among other things, for the awarding of up to 2,500,000 shares of common stock and/or options to purchase 2,500,000 shares of common stock.

3.	To increase the Company’s authorized share capital to 150,000,000 shares of common stock.

4.	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2008.

To transact other business as may properly come before the annual meeting and any adjournment or postponement thereof.

RECORD DATE: You may vote if you were a holder of common stock of record on June 2, 2008. In addition, you may vote if you are a holder of Series A Preferred Stock as of that date. The terms of the Series A Preferred Stock entitle the holders thereof to 100 votes for each share of Series A Preferred Stock on all matters that the holders of the common stock are entitled to vote.

PROXY VOTING: It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning your proxy card. You can revoke a proxy at any time prior to its exercise at the annual meeting by following the instructions in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Richard Lewis
Secretary Coda Octopus Group, Inc.
164 West 25th Street, 6th Floor, New York, NY 10001
Phone: (212) 924 3442

This Proxy Statement is furnished to the stockholders of Coda Octopus Group, Inc., a Delaware corporation (the “Company” or “Coda Octopus”), in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday July 1, 2008 at 9:00 AM Eastern Daylight Time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32 nd Floor, New York, New York 10006. The shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), present at the Annual Meeting or represented by proxies, properly marked, dated and executed and not revoked, will be voted at the Annual Meeting. This Proxy Statement and the accompanying annual report for the year ended October 31, 2007 are being mailed to the Company’s stockholders on or about June 10, 2008.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company, to the attention of Corporate Secretary, a written notice of revocation or by executing a later-dated proxy by telephone or mail, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company by mail; and the Company will bear all attendant costs. These costs include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Monday, June 2, 2008 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 48,399,896 shares outstanding, all of which are entitled to vote at the Annual Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them. In addition, there were issued and outstanding 6,287 shares of Series A Preferred Stock entitling the holders thereof to 628,700 votes. Under the terms of the Series A Preferred Stock, the holders thereof may vote together as a class with the holders of common stock.

Holders of record of Common Stock can vote by mail or by attending the Annual Meeting and voting by ballot. To vote by mail, holders should mark, date and sign the enclosed proxy card and return it in the envelope provided.

Beneficial holders of Common Stock and Series A Preferred Stock as of the Record Date will receive voting instructions from their bank, broker or other holder of record.

Voting by mail will not limit the right of a stockholder of record as of the Record Date to vote in person at the Annual Meeting. If a stockholder’s shares are held in the name of a bank, broker or other holder of record, such stockholder must obtain a proxy, executed in his, her or its favor, from the holder of record to be able to vote at the Annual Meeting. All shares for which a proxy has been duly executed and delivered and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

The presence at the Annual Meeting of a majority of the voting power of the outstanding common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

A plurality of the votes cast at the Annual Meeting will be required for the election of each candidate to the Board of Directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes voted “for” or “withheld” affect the outcome. Abstentions are not counted for the purposes of the election of directors.

The affirmative vote of a majority of the voting power present at the Annual Meeting will be required for the approval of all other matters submitted to the vote of the Company’s stockholders. Abstentions are counted as present at the Annual Meeting for purposes of determining a quorum and have the effect of a vote “against” any matter as to which they are specified, other than the election of directors. Broker non-votes are not considered shares present and will not affect the outcome of the vote. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Stockholders Sharing the Same Address

We may send only one copy of the Proxy Statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact the Corporate Secretary at the address listed above.

References to fiscal Years

The Company’s fiscal year ends on October 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., fiscal 2007 refers to the fiscal year ended October 31, 2007).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework. The Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics and charters for various committees of the Board of Directors, the full texts of which are available in print to any stockholder upon request to the Corporate Secretary.

The Board of Directors has affirmatively determined that a majority of the members of the Board of Directors are “independent” and that the Compensation Committee is comprised entirely of independent directors.

Director Independence

The Board of Directors uses the following categorical standards in determining the “independence” of its directors:

1.   During the past two years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;
2.   During the past three years the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
3.   (a) Neither the director nor any of his or her immediate family members shall be a current partner of a firm that is the Company’s internal or external auditor, (b) the director shall not be a current employee of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;
4.   Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves on that company’s compensation (or equivalent) committee;
5.   The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1 million or (b) 2% of the consolidated gross revenues of such other company;
6.   During the past five years, the director shall not have had a personal services contract with the Company, the Chairman of the Board, the Chief Executive Officer, any other executive officer or any affiliate of the Company;
7.   The director shall not be an executive officer of a tax exempt organization to which the Company has made contributions in any of the last three fiscal years that have exceeded the greater of (a) $1 million or (b) 2% of the consolidated gross revenues of such tax exempt organization; and
8.   The director shall not, either directly or indirectly as a partner, stockholder or officer of another company, own more than five percent of any class of equity securities of the Company.

The Board of Directors has determined that each of Paul Nussbaum and Rodney Peacock is “independent” in accordance with the above specified standards.

Board of Directors and Committees

The Board of Directors held five meetings in fiscal 2007. In fiscal 2007, each of the Company’s directors attended or participated in each of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

The Board of Directors has established an Audit Committee, a Nominating Committee, and a Compensation Committee.

Audit Committee

The Audit Committee’s purpose is:

being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

to oversee management’s preparation of the Company’s financial statements and management’s conduct regarding the accounting and financial reporting processes;

to oversee management’s maintenance of internal controls and procedures for financial reporting;

to oversee the Company’s compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

to oversee the independent auditor’s qualifications and independence;

to oversee the performance of the independent auditors, including the annual independent audit of the Company’s financial statements;

to prepare the report required by the rules of the SEC to be included in the Company’s proxy statement; and

to discharge such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable law or rule or regulation of the American Stock Exchange and the Sarbanes-Oxley Act of 2002.

The members of the Audit Committee are Paul Nussbaum, who serves as Chairman and Rodney Peacock, each of whom is an “independent director” under the standards of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended. Mr Nussbaum is our “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002. We believe that the composition of our Audit Committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and SEC rules and regulations. We believe that the functioning of the Audit Committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002, as well as SEC rules and regulations.

The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors. The Audit Committee held two meetings during fiscal 2007.

Compensation Committee

The Compensation Committee, which is made up of Messrs Nussbaum and Peacock, is responsible for, among other things, reviewing and evaluating all compensation arrangements for the executive officers of the Company and administrating the Company’s 2004 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan (the “2004 Plan”), as well as the Company’s 2006 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan (the “2006 Plan”) . The Compensation

Committee approved the restrictions contained in the definitive agreements relating to the issuance of the convertible secured loan note by us on February 21, 2008, which limits the amount of options which may be awarded during the term and the price at which such options may be issued.

The Compensation Committee held one meeting during fiscal 2007. The Compensation Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that all of the members of the Compensation Committee are “independent.”

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into backgrounds of potential candidates. The Nominating Committee currently consists of Messrs. Reid and Nussbaum (who is independent). The Nominating Committee operates under a written charter adopted by the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board. The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the need of the Board of Directors and the Company. Of particular importance are the candidate’s integrity and judgment, professional achievements and experience relevant to the Company’s business and strategic challenges, his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. The Nominating Committee did not hold any meetings in fiscal 2007.

Director Communications

Interested parties may express their concerns to the Company’s non-management directors by contacting the Chairman of the Board of Directors, c/o Corporate Secretary, Coda Octopus Group, Inc., 164 West 25 th Street, 6 th Floor, New York, NY 10001. The Corporate Secretary will relay all such correspondence to the Chairman of the Board of Directors who will relay such correspondence to the entire Board of Directors.
Non-Employee Director Compensation

Each person who is a non-employee director of the Company received a grant of shares of common stock and options to purchase common stock. New non-employee directors receive an automatic grant of options on the date that they become a director.

All such grants of options and restricted stock to non-employee directors are subject to certain terms and conditions (including, without limitation, a term of five years for options and limitations on exercisability of options following cessation of service with the Company as a director) described in the 2004 Plan and the 2006 Plan. The exercise price for options granted to non-employee directors under the 2004 Plan was $1.00 and under the 2006 Plan ranges from $1.00-$1.50.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

There are currently three directors on the Board of Directors. Each director holds office until such director’s successor has been duly elected and qualified, or until his or her earlier resignation or removal.

A total of three directors have been nominated for re-election at the Annual Meeting to serve for a term of one year until the annual meeting of stockholders to be held in fiscal 2009, and their successors are duly elected and qualified until the earlier of their resignation or removal. A plurality of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than three persons, which is the number of nominees identified herein.

The nominees are Jason Reid, Rodney Peacock, and Paul Nussbaum, each of whom is an incumbent director and has consented to be named in this proxy statement and to serve if elected. Certain information about the nominees is furnished below.

Jason Reid has served since June, 2004 as a director, President and Chief Executive Officer of Coda Octopus Group, Inc. Mr. Reid has been affiliated with Coda Octopus Products Ltd., the current key operating subsidiary, since 1994, initially as a founder and independent director and, since 2002, as Managing Director. Mr. Reid is a director of the Company’s subsidiaries, Coda Octopus Products Ltd., Coda Octopus Omnitech AS (Norway), Coda Octopus Products, Inc., Innalogic, Inc., Port Security Group, Inc. and Martech Systems (Weymouth) Limited. He is also a director of Fairwater Holdings Ltd. and Fairwater Technology Group Ltd, a principal stockholder of the Company. He was a founding partner, in 1984, of Weight Management Group Ltd, a $20m Scottish company which competes directly with Weight Watchers International, Inc., and which is market leader in Scotland. From 1992-2004, he was Managing Director of Weight Management Group Ltd, acquiring, in 2001, Green Meadow Foods Ltd, which distributed controlled dietary foods throughout Scotland to the major retail trade. In 2003, he oversaw the successful national UK launch of a new magazine title, published by Weight Management Group Ltd. He became a non-executive director of both companies when he assumed the role of President and CEO of Coda Octopus Group, Inc. in 2004. Between 1993 and 2004 he was also chairman of a software development company in Scotland, Softworks Business Systems Solutions Ltd., producing commercial software for public companies, including Bulthaup and Manchester Ship Canal, part of Peel Holdings plc. In 1997, he was a Director of William Grant Mining Ltd. In the past, he also served as a director of Slimmer Clubs Ltd.

Rodney Peacock has served as a Director of Coda Octopus Group, Inc. since January 2005. He has been Managing Director of Axiom Marketing & Management Ltd, a consultancy firm, since November 1997. From 1990 to 1997, he served as Joint Managing Director of the Brand Development Company and from 1985-90, Managing Director of NPL, an Addison Group Subsidiary. He was, from 1981-85, head of the Marketing Group of Arthur Young Consultancy and from 1976-81 General Manager, Retail Products Division of Tate & Lyle. From 1970-76, he served as Brand Group Manager of United Biscuits and from 1964 to 1970, Research Chemist of Ilford Films. Mr. Peacock received his BSc (Hons) in Physics and Chemistry from London University.

Paul Nussbaum has served since January 2005 as Chairman of the Board of Directors of Coda Octopus Group, Inc. in a non-executive capacity. He is the chairman of the Waramaug Partners Group, a private real estate and special situations equity firm. He is the former Chairman Emeritus of Wyndham International, Inc., (NYSE:WYN), successor to Patriot American Hospitality, Inc. From 1991 to 1999 he served as Founder, Chairman & Chief Executive Officer for the Patriot American Group of Companies, including Patriot American Hospitality, Inc., a paired share real estate investment trust which owned the Wyndham, Grand Bay, Malmaison, Summerfield Suites, and Clubhouse Inn proprietary hotel brands. From 1979 to 1991, Mr. Nussbaum served as chairman of the real estate practice group of Schulte Roth & Zabel, a law firm in New York. From 1971 to 1979, he was an associate and later a partner in the Dreyer & Traub law firm in New York. Mr. Nussbaum earned his B.A. degree from the State University of New York at Buffalo and his J.D. degree from Georgetown University Law Center.

It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE .

Directors and Executive Officers

The current directors and executive officers of the Company are as follows:

Name	Age	Position(s)
Jason Reid	42	President, Chief Executive Officer and Director
Paul Nussbaum	60	Chairman of the Board of Directors
Rodney Peacock	61	Director
Jody E. Frank	55	Chief Financial Officer
Blair Cunningham	38	Chief Technology Officer
Anthony Davis	41	President US Operations
Frank B. Moore	72	Senior Vice President, Government Relations
Geoff Turner	54	President European Operations
Angus Lugsdin	31	Senior Vice President, Market Development

Blair Cunningham has served as Chief Technology Officer of Coda Octopus Group, Inc. since 2005 and Technical Manager of Coda Octopus Products Ltd between July 2004 and July 2005. Mr. Cunningham is also a Director of the Company’s subsidiaries, Martech and Coda Octopus (UK) Holdings Limited. From March 1992 to present he has served as a Director of Softworks Business Systems Solutions Ltd, an Aberdeen, Scotland based software company which developed turnkey software solutions for large public companies. From 1990-92, Mr. Cunningham was an Analyst/Programmer with Weight Management Group Ltd, Aberdeen. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland.

Anthony Davis has served, initially as Chief Commercial Officer of Coda Octopus Group, Inc. since July 2005 and, since November 1, 2007, as President US Operations. Previously, he served as Business Development Manager of Coda Octopus Products Ltd from 2002-04, prior to which he was a Sales Manager between 1998 and 2002. Mr. Davis is also a Director of the Company’s subsidiaries, Martech and Coda Octopus (UK) Holdings Limited. He was a Project Manager from 1996 to 1998 at Cable & Wireless Marine, Chelmsford, England and Survey Manager in Abu Dhabi for NPCC from 1994 to 1996. He served as a Project Geophysicist in Singapore for Ocean Science International from 1992 to 1994, as an Offshore Geophysicist for NESA in Delft from 1990-91 and as a Logging Engineer for Schlumberger in Aberdeen from 1987 to 1990. He earned his BSc Geology & Geophysics at Edinburgh University in 1987.

Frank B. Moore has served as Senior Vice President, Government Relations of Coda Octopus Group, Inc. since May 2006. Mr. Moore is also a Director of our key subsidiary, Colmek. Since December, 2001, Mr. Moore has served as Chairman of Ulysses Financial, a company engaged in private equity financing. Between January 1977 and January 1981, Mr. Moore served as Assistant to the President of the United States. His chief responsibility was the Administration’s relations with Congress. Mr. Moore reported directly to the President and also worked on international matters such as the Panama Canal Treaty and the Strategic Arms Limitations Talks (S.A.L.T. II). Prior to his position in the White House, Mr. Moore served as Assistant, and later as Chief of Staff, to the Governor of Georgia, Jimmy Carter. Between July, 1982 and September, 1998, Mr. Moore was Vice President for Government Affairs and Public Policy for Waste Management. Mr. Moore earned his BBA from the University of Georgia and completed the Advanced Management Program at Harvard Business School.

Geoff Turner has served initially as Senior Vice President, Mergers and Acquisitions of Coda Octopus Group, Inc. since May 2006, and, since November 1, 2007, as President European Operations. Previously, he served as a consultant from November 2005 to April 2006 through his consultancy company Taktos Limited. Mr. Turner is also a Director of the Company’s subsidiaries, Martech and Coda Octopus (UK) Holdings Limited. He has been involved in the IT industry for over 30 years, in both technical and commercial roles. He spent the 13 years up to 1999 with GE Information Services (& International Network Services), the then global market leader in Electronic Commerce, where he was Director of Business Development for Europe, Middle East and Africa. During this time, in addition to his business development roles he held posts as Software Products Director, and in global channel sales management. Since leaving GE in 1999, Mr. Turner has been involved as a stockholder and a consultant through Taktos Limited in a number of businesses ranging from financial services businesses to a provider of supply chain management software.

Angus Lugsdin , who has been with us since 2002, has recently been appointed as Senior Vice President of Market Development. Prior to this, Mr. Lugsdin was Vice President of Market Development from November 2006. He has held a number of positions with us including Sales Manager of Octopus Marine (which was acquired by us in 2002) from July 1999 to May 2002, Sales Manager of Coda Octopus Inc from May 2002 to June 2004 and Strategic Development Executive from July to October 2006. He earned his BSC in Marine Geography from University of Wales in 1998.

Relationships among Directors or Executive Officers

There are no familial relationships among any of the directors or executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 2, 2008 regarding the beneficial ownership of our Common Stock, based on information provided by (i) each of our executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock. The percentage ownership in this table is based on 48,409,927 shares issued and outstanding as of June 2, 2008.

Unless otherwise indicated, the address of each beneficial owner is in care of the Company, 164 West 25 th Street, 6 th Floor, New York, NY 10001. Unless otherwise indicated, we believe that all persons named in the following table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name and Address of Beneficial Owner (1)	Amount and Nature Of Beneficial Ownership of Common Stock (2)	Percent of Common Stock
Jason Reid (3)	23,736,877	49.0%
Paul Nussbaum (4)	708,295	1.5%
Rodney Peacock (5)	517,064	1.1%
Blair Cunningham (6)	490,159	1.0%
Anthony Davis (7)	390,159	*
Frank B. Moore (8)	215,159	*
Geoff Turner (9)	190,159	*
Jody Frank (10)	187,908	*
Angus Lugsdin (12)	237,587
Vision Opportunity Master Fund Limited (11) 317 Madison Avenue, Suite 1220 New York, NY 10017	5,157,472	9.9%

All Directors and Executive Officers as a Group (nine persons):	26,673,367	55.1%
*   Less than 1%.
(1)   Unless otherwise indicated, the address of all individual and entities listed below is c/o Coda Octopus Group, Inc. 164 West 25th Street, 6th Floor, New York NY10001.
(2)   The number of shares indicated includes (i) shares issuable upon the exercise of outstanding stock options or warrants held by each individual or group to the extent such options and warrants are exercisable within sixty days of February 15, 2008 and (ii) shares of restricted stock, including restricted stock awards issuable within 60 days of February 15, 2008.
(3)   Includes the following: (i) 400,000 shares issuable upon exercise of options (ii) 19,523,251 shares and 2,746,418 shares issuable upon exercise of warrants held by Fairwater Technology Group Ltd., of which Mr. Reid may be deemed to be a control person, and (iii) 280,720 shares and 50,000 shares issuable upon exercise of warrants held by Softworks Business Systems Solutions Limited, of which Mr. Reid may be deemed to be a control person; includes 511,266 shares held by Mr. Jason Reid, and (iv) includes 172,540 held by Mr. Reid’s wife and (v) includes 23,364 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(4)   Includes 275,000 shares issuable upon exercise of options and 60,000 shares issuable upon the exercise of two five year warrants and 7,009 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(5)   Includes 250,000 shares issuable upon exercise of options and 4,673 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(6)   Includes 200,000 shares issuable upon exercise of options and 50,000 shares held by Softworks Limited of which Mr. Cunningham is a director and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(7)   Includes 150,000 shares issuable upon exercise of options and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(8)   Includes 150,000 shares issuable upon exercise of options and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(9)   Includes 150,000 shares issuable upon exercise of options and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date.
(10)   Consist of 175,000 shares issuable upon exercise of options, 1,226 shares issued in quarter ended July 31, 2007 and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date. Does not include 350,000 shares issuable upon options, 175,000 of which will vest in March 2008, and the balance of which will vest in March 2009.
(11)   Includes 746,572 shares issuable upon exercise of warrants. Does not include 8,453,428 additional shares issuable upon exercise of warrants that it is not permitted to exercise under the terms of the warrants. The warrants contain a provision that limits exercise of the warrants to the extent that its ownership percentage would exceed 9.9% of our issued and outstanding common stock of the Company. Adam Benowitz, portfolio manager, has investment and dispositive power of the shares held by this entity.
(12) Includes 100,000 shares issuable upon exercise of options and 11,682 shares earned during the quarter ended October 31, 2007 that have not been issued to date.

  ITEM 10. EXECUTIVE COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered for the fiscal years ended October 31, 2007 and 2006 by our executive officers. The following information includes the dollar value of base salaries, bonus awards, stock options grants and certain other compensation, if any, whether paid or deferred. Conversion rates were used for 2007 and 2006 of $1.9840 and $1.8097 to GBP 1 Pound, respectively.
Name and Principal Position	Year	Salary		Bonus	Restricted Stock Awards		Option Awards		All Other Compensation	Total
		($)		($)	($)		($) (2)		($) (3)	($)
Jason Reid President & Chief Executive Officer	2007 2006	350,000 250,000		-0- -0-	100,000 100,000	(5)(6)	-0- -0-		50,385 12,667	400,385 362,667
Blair Cunningham (1) Chief Technology Officer	2007 2006	175,000 144,072		-0- -0-	50,000 43,750	(7)(8)	-0- -0-		18,866 20,249	243,866 208,071
Anthony Davis (1) President US Operations	2007 2006	175,000 163,796		-0- -0-	50,000 43,750	(7)(8)	-0- -0-		11,962 10,858	236,962 218,404
Jody Frank Chief Financial Officer	2007 2006	104,808 -0-	(4)	-0- -0-	12,908 -0-	(9)	281,243 -0-	(10)	1,750 -0-	400,709 -0-

(1) A portion of these amounts were paid in UK Pounds (the conversion rate used in this table for these amounts is stated above).
(2) Amount represents the aggregate grant date fair value computed in accordance with Statement of Financial Accounting Standards No. 123R, “ Share-Based Payment” (“SFAS 123R”). Information regarding the assumptions made in the valuation reported and material terms of each grant are incorporated herein by reference from “Note 4 Capital Stock” to our Consolidated Financial Statements for the Year Ended October 31, 2006.
(3) All other compensation consisted of car allowances, re-location expenses, disability payments, health insurance, pension benefits and/or pay for vacation not taken.
(4) Jody Frank is getting paid at the annual rate of  $350,000. However, he started his employment with the Company in July 2007, hence the values shown are pro-rated for this period.
(5) Comprising 80,317 shares valued at $100,000.
(6) Comprising 140,000 shares valued at $100,000.
(7) Comprising 40,159 shares valued at $50,000.
(8) Comprising 50,000 shares values at $43,750.
(9) Comprising 12,908 shares valued at $14,400.
(10) Comprising 237,500 options issued at $1.30, and vesting 34% immediately, 33% in 2008 and 33% in 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007*
Option Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)
Jason Reid President and Chief Executive Officer	400,000			$1.00	May 2010
Blair Cunningham Chief Technology Officer	200,000			$1.00	May 2010
Anthony Davis President US Operations	150,000			$1.00	May 2010
Geoff Turner President European Operations	150,000			$1.00	November 2010
Frank Moore Senior VP Government Relations	100,500	49,500	**	$1.00	May 2011
Angus Lugsdin Senior VP Market Development	100,000			$1.00	May 2010

* In accordance with the rules promulgated by the Securities and Exchange Commission, certain columns relating to information that is not applicable have been omitted from this table.
** Options vest May 1, 2008.

DIRECTOR COMPENSATION  *
(During Last Completed Fiscal Year)

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)		Option Awards ($) (d) (4)		Total ($) (j)
Paul Nussbaum	$30,000	(2)	$30,000	(5)	$109,573	(4a)	$169,573
Rodney Peacock	$20,000	(3)	$20,000	(6)	$73,049	(4b)	$113,049

* In accordance with the rules promulgated by the Securities and Exchange Commission, certain columns relating to information that is not applicable have been omitted from this table.

(2)	Consists of an annual retainer in the amount of $45,000 and $3,750 per board meeting attended. Half of these amounts is payable in the Company’s Stock.

(3)	Consists of an annual retainer in the amount of $25,000 and $3,750 per board meeting attended. Half of these amounts is payable in the Company’s Stock.

(4a)	Comprising 75,000 options valued based on date of issue using Black Scholes method and booked into our accounts as an expense.

(4b)	Comprising 50,000 options valued based on date of issue using Black Scholes method and booked into our accounts as an expense.

(5)	Consist of 24,095 shares.

(6)	Consist of 15,532 shares.

Compensation of Directors

Pursuant to Agreements dated January 26, 2005 with our non-employee directors, Paul Nussbaum and Rodney Peacock, each receives a fee of $2,500 per board and committee meeting attended (which amount was increased to $3,750 per meeting starting November 1, 2006) and are reimbursed for expenses incurred in connection with attending board and committee meetings. Our board chairman receives an annual retainer of $40,000 and Mr. Peacock receives an annual retainer of $20,000. Messrs. Nussbaum and Peacock received 100,000 shares and 150,000 shares, respectively, on January 26, 2005. On May 1, 2005, each director also received five-year options to purchase 200,000 shares of our common stock, exercisable at $1.00 per share, and vesting 34% immediately, and 33% on the first and second anniversaries of the award. Messrs. Nussbaum and Peacock will receive options to purchase 75,000 shares and 50,000 shares, respectively, at the first board meeting in each fiscal year, at an exercise price to be established by the Board. Each director is also entitled while serving as a director and for a period of three years thereafter, to participate in directors and officers liability insurance and to indemnification of all costs and expenses, including cost of legal counsel, selected and retained by the director, in connection with any action, suit or proceeding to which the director may be a party by reason of the director, acting in such capacity. All options, granted but not vested to Messrs. Nussbaum and Peacock unless exercised terminate at such time as the individual is no longer serving as a director.

The Compensation Committee awarded the following increases on November 1, 2006 (i) fees for each board and committee meeting to $3,750. Mr. Nussbaum was also awarded an increase on annual retainer of $5,000 making his current annual retainer $45,000 and similarly Mr. Peacock was awarded an increase on his annual retainer of $5,000 making his current annual retainer of $25,000. Both Mr. Nussbaum and Mr. Peacock’s payments made under the retainers are half cash and half common stock. unt is payable in the Company’s stock.

Employment Agreements

Jason Reid

On April 1, 2005, the Company entered into an Employment Agreement with Jason Reid. The Agreement commenced on April 1, 2005 and has an indefinite term until terminated pursuant to said Agreement. Mr. Reid agreed to serve as President and Chief Executive Officer. Pursuant to said Agreement, we are paying Mr. Reid a base annual salary of $250,000 from April 1, 2005 through October 31, 2006. Thereafter, Mr. Reid shall be entitled to receive an annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee subject to a minimum bonus of $50,000 for the preceding year on the basis that the Employment Agreement is renewed after each one year term. At its meeting held in October 2006 and in accordance with its remit the Compensation Committee approved an increase in the base annual salary to $350,000 effective November 1, 2006. The bonus stipulated for 2005-06 was waived.

At the end of each quarter during the contract, Mr. Reid shall be entitled to receive a restricted stock grant of $25,000 paid in common stock. The value shall be calculated using the average closing price for each trading day in that quarter unless in the opinion of the Compensation Committee the market for the Company’s common stock lacks sufficient liquidity to establish a market price in which event the value for the common stock for that quarter will be $1.00 per share. Mr. Reid is entitled to 40 business days vacation for each calendar year, reimbursement for business expenses, entitled to directors and officers liability insurance during his employment with the Company and for a period of three years after termination, is entitled to receive up to $15,000 for relocation expenses to New York and up to $850 per month in lieu of specific reimbursement expenses for use of a personal vehicle and indemnification to the maximum extent permitted by law against all costs and expenses incurred by him, including cost of his legal counsel. Mr. Reid is also entitled to participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees. He shall also be entitled, at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment.

For the current fiscal year, the Compensation Committee decided that whilst Mr. Reid’s remuneration package would remain the same, the breakdown would be changed as follows: Basic Pay (cash $375,000 instead of $350,000) and stock $75,000 instead of $100,000. Mr. Reid’s employment contract is deemed amended in these respects.

Anthony Davis

On July 1, 2005, the Company entered into an Employment Agreement with Anthony Davis. The Agreement commenced on July 1, 2005 and has an indefinite term until terminated pursuant to said Agreement. Mr. Davis agreed to serve as Senior Vice-President, Commercial Division (now President of US Operations). Pursuant to said Agreement, we are paying Mr. Davis a base annual salary of approximately $150,000, which is subject to increase at the discretion of the Compensation Committee. In addition, Mr. Davis is entitled to receive an annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee. At its meeting held in October 2006 and in accordance with its remit the Compensation Committee approved an increase in the base annual salary to $175,000 effective November 1, 2006.

Mr. Davis is entitled to receive 50,000 shares of the Company’s common stock for services performed through October 31, 2006 and thereafter $50,000 of common stock annually, paid quarterly. Mr. Davis is entitled to 35 business days vacation for each calendar year, reimbursed for business expenses, entitled to directors and officers liability insurance during his employment with the Company and for a period of three years after termination, shall receive a mutually agreed upon amount of relocation expenses to New York and either provided with a vehicle or up to $5,000 per annum in lieu of specific reimbursement expenses for use of a personal vehicle and indemnification to the maximum extent permitted by law against all costs and expenses incurred by him, including cost of his legal counsel. Mr. Davis is also entitled to participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees. He shall also be entitled, at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment.

Blair Cunningham

On July 1, 2005, the Company entered into an Employment Agreement with Blair Cunningham. The Agreement commenced on July 1, 2005 and has an indefinite term until terminated pursuant to said Agreement. Mr. Cunningham agreed to serve as Senior Vice-President, Products Division (now Chief Technology Officer). Pursuant to said Agreement, we are paying Mr. Cunningham a base annual salary of approximately $150,000, which is subject to increase at the discretion of the Compensation Committee. Mr. Cunningham shall be entitled to receive an annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee. At its meeting held in October 2006 and in accordance with its remit the Compensation Committee approved an increase in the base annual salary to $175,000, effective November 1, 2006.

Mr. Cunningham is entitled to receive 50,000 shares of the Company’s common stock for services performed through October 31, 2006 and thereafter $50,000 of common stock annually, paid quarterly. Mr. Cunningham is entitled to 40 business days vacation for each calendar year, reimbursed for business expenses, entitled to directors and officers liability insurance during his employment with the Company and for a period of three years after termination, shall receive a mutually agreed upon amount of relocation expenses to New York and either provided with a vehicle or up to $5,000 per annum in lieu of specific reimbursement expenses for use of a personal vehicle and indemnification to the maximum extent permitted by law against all costs and expenses incurred by him, including cost of his legal counsel. Mr. Cunningham is also entitled to participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees. He shall also be entitled, at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment.

Frank B. Moore

On May 1, 2006, the Company entered into an Employment Agreement with Frank B. Moore. The Agreement commenced on May 1, 2006 and has an indefinite term until terminated pursuant to said Agreement. Mr. Moore agreed to serve as Senor Vice-President, Government Relations. Pursuant to said Agreement, we are paying Mr. Moore a base annual salary of approximately $150,000, which is subject to increase at the discretion of the Compensation Committee. Mr. Moore shall be entitled to receive an annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee. At its meeting held in October 2006 and in accordance with its remit the Compensation Committee approved an increase in the base annual salary to $175,000 effective November 1, 2006.

Mr. Moore is entitled to receive 25,000 shares of the Company’s common stock for services performed through October 31, 2006 and thereafter $50,000 of common stock annually, paid quarterly. Mr. Moore is entitled to 30 business days vacation for each calendar year, reimbursed for business expenses, entitled to directors and officers liability insurance during his employment with the Company and for a period of three years after termination, shall be provided with either a vehicle or paid up to $5,000 per annum in lieu of specific reimbursement expenses for use of a personal vehicle and indemnification to the maximum extent permitted by law against all costs and expenses incurred by him, including cost of his legal counsel. Mr. Moore is also entitled to participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees. He shall also be entitled, at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment.

Angus Lugsdin

On July 1 2005, the Company entered into an Employment Agreement with Mr. Angus Lugsdin. The Agreement commenced on July 1, 2005 and has an indefinite term until terminated pursuant to said Agreement. Mr. Lugsdin, at the date of the employment agreed to serve as Vice President, Strategic Business Development. Since then Mr. Lugsdin has been promoted to Senior Vice President, Market Development and the said employment agreement is deemed amended from November 1, 2007. Pursuant to said Agreement, we are paying Mr. Lugsdin a base annual salary of approximately $175,000, which is subject to increase at the discretion of the Compensation Committee. Other terms relating to his compensation package are: entitlement to (i) receive $50,000 shares of the Company’s common stock issued quarterly following Board approval; (ii) a minimum of 30 business days vacation for each calendar year; (iii) Reimbursement against submission of proper receipts for business expenses; (iv) directors and officers liability insurance during his employment with the Company and for a period of three years after termination, and indemnification to the maximum extent permitted by law against all costs and expenses incurred by him, including cost of his legal counsel; (vi) participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees; (vi) at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment; (vii) to receive annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee.

Geoff Turner

On November 1, 2006, the Company entered into a one year Consulting Agreement with Taktos Ltd., a United Kingdom corporation owned by Geoff Turner. The Agreement requires Taktos Ltd. to provide the services of Geoff Turner during the term of the Agreement to provide the following services:

(a)	assist the Company’s Management with the analysis and effective and optimal implementation of its business plan;
(b)	oversee the Company’s European operations and performance of the Group;
(c)	explore acquisitions, strategic alliances, partnering opportunities and other cooperative ventures within and without its industry focus;
(d)	evaluate possible acquisitions and strategic strategies and partnering candidates, including the evaluation of targets and the structuring of related transactions; and
(e)	advise and consult with executive officers with respect to any of the above described matters.

The Company is paying approximately $178,000 per annum to the consultant for providing the services of Mr. Turner. Consultant is also entitled to reimbursement of travel and other expenses. Pursuant to a separate option agreement with Mr. Turner who serves as an executive officer, the Company has granted him five year options to purchase 150,000 shares of common stock with 34% having vested on November 1, 2005 and with 33% vesting on each of November 1, 2006 and 2007. He is also entitled to directors and officers liability insurance during his tenure as an executive officer with the Company and for a period of three years after termination. The Compensation Committee approved in October 2006 the renewal of this contract and approved an increase in the compensation package paid for the services of Mr. Turner and with effect from November 1, 2006 we are paying Taktos Limited $178,000 for his services.

Jody Frank

Effective July 16, 2007, the Company entered into an Employment Agreement with Jody Frank to act as our Chief Financial Officer. The Agreement has an indefinite term until terminated pursuant to the terms of the Agreement. During the first two years of the Agreement, either party may only terminate the Employment Agreement for cause. Mr. Frank agreed to serve as Chief Financial Officer. Pursuant to said Agreement, we will be paying Mr. Frank a base annual salary of approximately $350,000, which is subject to increase at the discretion of the Compensation Committee. Mr. Frank will also be entitled to receive an annual cash and stock incentive bonus for each fiscal year based upon a level of accomplishment of management and performance objectives as established by the Compensation Committee.

During the term of the Employment Agreement, Mr. Frank is also entitled to receive annually $50,000 shares of the Company’s common stock for services rendered, distributed quarterly. Mr. Frank is entitled to 30 days vacation for each calendar year, reimbursement for business expenses, and directors and officers liability insurance during his employment with the Company and for a period of three years after termination. The Company will also reimburse Mr. Frank for up to $5,000 per annum in lieu of specific reimbursement expenses for use of a personal vehicle. In addition, Mr. Frank is also entitled to participate in all Company life, health and disability insurance, pension, deferred compensation and incentive plans, options and awards, performance bonuses and other benefits extended by the Company as a matter of policy to its executive employees. He is also entitled, at the Company’s cost, to the benefit of a disability insurance policy or plan during his employment.

In respect of all the foregoing officers named, the Compensation Committee decided not to grant any increases in the level of compensation for the fiscal year 2007-8. The Compensation Committee also decided not to grant any more stock to these employees on a quarterly basis (as is provided in their contracts) but to grant options instead. Each of their employment contracts is deemed amended in this respect.

Termination Provisions in Employment Agreements

With the exception of the employment agreement between the Company and Mr. Jody Frank, under which neither party may terminate the agreement without cause for the first two years, the Company may terminate any Executive’s employment at any time upon 90 days prior written notice, if such termination is for cause as defined in the Agreement. Executive may terminate his or her Employment Agreement without good reason upon giving the Company 90 days written notice or at the Company’s sole discretion, it may substitute 90 days salary in lieu of notice. Executive may also terminate his or her Employment Agreement upon written notice to the Company for good reason as defined in the Agreement. His or her Employment Agreement shall also terminate upon his or her death or, upon 30 days prior written notice of his or her disability, which lasts for a period of at least 90 days. In the event Executive’s employment is terminated for cause or without good reason, Executive shall be entitled to the following (“Minimum Termination Pay and Benefits”):

•	the unpaid portion of his or her base salary;
•	reimbursement for out-of-pocket expenses;
•	continued insurance benefits to the extent required by law;
•	payment of any vested but unpaid rights as required by any bonus or incentive pay or stock plan or any other employee benefit plan; and
•	any unpaid bonus or incentive compensation that was approved (except in the case of termination for cause).

In the event his or her termination is by the Company without cause or by Executive for good reason, he or she shall be entitled to the Minimum Termination Pay and Benefits in addition to the following:

•
a lump sum payment equal to one times the sum of (x) the Executive’s then current Base Salary and (y) the greater of (A) the average of the Executive’s bonuses (taking into account a payment of no bonus or a payment of a bonus of $0) with respect to the preceding three fiscal years (or the period of the Executive’s employment if shorter), (B) the Executive’s bonus with respect to the preceding fiscal year and (C) in the event that such termination of employment occurs before the first anniversary of the Commencement Date, the Executive’s annualized projected bonus for such year (the “Severance Payment”). The Severance Payment shall be paid to the Executive within 60 days following the Date of Termination;

•
continued payment by Coda Octopus for life, health and disability insurance coverage and salary and other benefits for the Executive and the Executive’s spouse and dependents for one year following the Date of Termination to the same extent that Coda Octopus paid for such coverage immediately prior to the termination of the Executive’s employment and subject to the eligibility requirements and other terms and conditions of such insurance coverage, provided that if any such insurance coverage shall become unavailable during the one year period, Coda Octopus thereafter shall be obliged only to pay to the Executive an amount which, after reduction for income and employment taxes, is equal to the employer premiums for such insurance for the remainder of such severance period; and

•
vesting as of the Date of Termination in any unvested portion of any stock option, restricted stock and any other long term incentive award previously issued to the Executive by Coda Octopus. Each such stock option must be exercised by the Executive within 180 days after the Date of Termination or the date of the remaining option term, if earlier.

Termination Following Change in Control

If during the employment period and within 12 months following a change in control as defined in the Employment Agreement, Coda Octopus (or its successor) terminates the Executive’s employment without cause or the Executive terminates his or her employment for Good Reason, or the Executive, by notice given during the 90 day period commencing on the three-month anniversary of the date of the Change in Control (the “Notice Period”), terminates his or her employment for any reason, which termination shall be effective on the last day of the Notice Period, the Executive shall be entitled to receive the same termination pay and benefits as if he or she were terminated by the Company without cause or by the Executive for good reason, plus a Tax Gross-up Payment. In the event that any termination payment or any insurance benefits, accelerated vesting, pro-rated bonus or other benefit payable to the Executive (under the Employment Agreement or otherwise), constitute “parachute payments” within the meaning of Section 280G (as it may be amended or replaced) of the Internal Revenue Code of 1986, as amended (the “Code”) and are subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (“the Excise Tax”), then Coda Octopus shall pay to the Executive an additional amount (the “Gross-Up Amount”) such that the net benefits retained by the Executive after the deduction of the Excise Tax (including interest and penalties) and any federal, or local income and employment taxes (including interest and penalties) upon the Gross-Up Amount shall be equal to the benefits that would have been delivered hereunder had the Excise Tax not been applicable and the Gross-Up Amount not been paid.

Termination Provisions of Consulting Agreement Geoff Turner

Consulting Agreement with Taktos Limited under which the services of Mr. Turner are provided stipulates that the agreement continues unless terminated by either party giving 3 months notice in writing.

Stock Option Plans

2004 Plan

In October 2004, the Board approved and on June 27, 2006, the stockholders ratified the Company’s 2004 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan (the “2004 Plan”), which provides for, among other things, the award of up to 2,500,000 shares of Common Stock.

Pursuant to the 2004 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options and restricted stock. Options granted under the 2004 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2004 Plan.

The maximum number of shares of Common Stock reserved for the grant of awards under the 2004 Plan is 2,500,000. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2004 Plan. The Compensation Committee may interpret the plan and may at any time adopt such rules and regulations for the plan as it deems advisable, including the delegation of certain of its authority. It has delegated authority to the Company’s management for determining the type of awards, when and to which executives awards will be granted, the number of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Company’s management takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as it deems relevant.

The Compensation Committee may provide for the payment of the option price in cash, by delivery of common stock having a fair market value equal to such option price, by delivery of options or warrants having an intrinsic value equal to such option price or by a combination thereof or by any other method. Options granted under the 2004 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2004 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

The Company has issued all the options allowable under the 2004 Plan and all of said options are Non-qualified options as stockholder approval of the 2004 Plan was not obtained within one year of Board approval, as required under the Internal Revenue Code of 1986, as amended.

2006 Plan

On March 2, 2006, the Board approved and on June 27, 2006, the stockholders ratified the Company’s 2006 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan (the “2006 Plan”), which provides for, among other things, the award of up to 2,500,000 shares of Common Stock.

Pursuant to the 2006 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options and restricted stock. Options granted under the 2006 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2006 Plan.

The maximum number of shares of Common Stock reserved for the grant of awards under the 2006 Plan is 2,500,000. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2006 Plan. The Compensation Committee may interpret the plan and may at any time adopt such rules and regulations for the plan as it deems advisable, including the delegation of certain of its authority. It has delegated authority to the Company’s management for determining the type of awards, when and to which executives awards will be granted, the number of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Company’s management takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as it deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price at the minimum equal to the “Fair Market Value” on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2006 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of common stock having a fair market value equal to such option price, by delivery of options or warrants having an intrinsic value equal to such option price or by a combination thereof or by any other method. Options granted under the 2006 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2006 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

As of October 31, 2007, we had granted non-qualified options to purchase an aggregate of 4,535,900 shares of its common stock at exercise prices ranging from $1.00 per share to $1.80 per share, of which 3,484,100 have vested.

New Stock Option Plan

Under the Subscription Agreement entered into between the Company and The Royal Bank of Scotland, plc on February 21, 2008, there are certain restrictions on the adoption of new Stock Option Plans by the Company. In particular, until the redemption of the notes, the Company may only adopt new stock option plans on substantially similar terms to its existing stock option plan 2006 and it may not issue stock options at a price which is less than $1.05.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the Exchange Act, our directors, our executive officers, and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, we believe that during our fiscal year ended October 31, 2007 all reporting persons timely filed all such reports.

Reports of the Compensation Committee and the Audit Committee of the Board of Directors follow.

Report of the Compensation Committee

Philosophy

The compensation philosophy of the Company is to develop and implement policies that will attract and retain executive officers who bring valuable experience and skills to the Company and motivate them to contribute to the Company’s long-term success. By maintaining competitive compensation levels, the Company is able to attract and retain those individuals who are instrumental in helping it achieve its business objectives, thereby increasing long-term stockholder value.

The Compensation Committee believes that the development of compensation policies and the review of compensation programs is an evolving process that must take into account significant corporate developments and market dynamics. To that end, the Compensation Committee met once during fiscal 2007 to, among other things, (i) develop a comprehensive list of parameters for use in evaluating the performance of the Chief Executive Officer of the Company, (ii) discuss, review and approve bonuses and awards of stock options and restricted stock to executive officers and (iii) review the base salaries of all executive officers.

In fiscal 2008, the Compensation Committee intends to continue to reassess the Company’s existing compensation policies and to review outstanding executive officer pay packages and agreements.

Evaluation of Executive Performance
When assessing executive performance, the Compensation Committee does not rely solely on predetermined formulas. Rather, the Compensation Committee considered each executive’s overall contributions to the Company’s long-term and short-term goals. The Compensation Committee, working with senior management of the Company, has compiled the following list of parameters (listed in no particular order) for the Compensation Committee to use as it evaluates the performance of the Chief Executive Officer:

•    earnings per share;
•    stockholder value;
•    core business growth, revenue growth, revenue diversification;
•    free cash flow;
•    the strength of the Company’s balance sheet;
•    intellectual property exploitation;
•    legal and regulatory compliance;
•    the extent to which budgetary objectives are met;
•    the development of a strategic vision and a strategic plan;
•    organizational transparency;
•    increasing revenues, earnings;
•    improving operating margins and successful cost reduction efforts;
•    expanding the number of geographic markets served;
•    rolling out new products and programs;
•    developing new products; and
•    developing leadership talent.

The Compensation Committee considers the need for the management of the Company to balance short-term goals, such as generating earnings per share, with longer terms goals, such as fostering the Company’s entrepreneurial investments and maintaining a strong balance sheet. The success of the effort to balance these often-competing objectives and their benefits to the Company cannot always be quantified, but the Compensation Committee believes that these efforts are critical to the Company’s on-going success.

Structure of Compensation Programs

The Company’s compensation programs provide executives with incentives to advance both the short-term and long-term interests of the Company. Accordingly, the Company’s compensation programs of both cash-based and equity-based compensation consist of base salary, quarterly cash bonuses, annual cash bonuses, stock options and restricted stock. In addition to reviewing the individual components of the compensation program, the Compensation Committee also reviews the totality of the compensation packages.

Base Salaries and Bonuses

Salaries and bonuses for the Company’s executive officers are determined primarily on the basis of each executive officer’s responsibility, the general salary practices of technology-based companies and each officer’s individual qualifications and experience.

Bonuses for the Company’s executive officers are based on various financial and non-financial results of the Company. By providing an annual bonus, the Compensation Committee believes that it also provides management with incentives to also focus on long-term goals and not merely quarter-to-quarter objectives.

Stock Option and Restricted Stock Grants

Stock options and shares of restricted stock are awarded to executive officers and other employees. Stock options provide value to the executive only when the Company’s stock price exceeds the stock option exercise price. Accordingly, the Compensation Committee believes that the appreciation of stock value underlying stock options provides a strong incentive for recipients of awards to manage the Company in accordance with the interests of the Company’s stockholders. Grants of restricted stock further a sense of stock ownership by executive officers and better align their interests with those of the stockholders. The Compensation Committee determines the number of options or restricted stock to be granted based on the executive’s level of responsibility, prior performance, and other compensation.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Paul Nussbaum Rodney Peacock

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter. The Committee reviews the charter on an annual basis. The Board of Directors has also determined that Paul Nussbaum qualifies as an “audit committee financial expert.”

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm, RBSM LLP, is responsible for performing independent audits of (i) the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Paul Nussbaum Rodney Peacock

PROPOSAL NO. 2:
APPROVAL OF THE 2008 EMPLOYEES, DIRECTORS, OFFICERS AND CONSULTANTS
STOCK OPTION AND STOCK AWARD PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2008 Employees, Directors, Officers and Consultants Stock Option and Stock Award Plan (the "2008 Incentive Plan") and to authorize 2,500,000 shares of Common Stock for issuance thereunder. The following is a summary of the principal features of the 2008 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2008 Incentive Plan and is qualified by the terms of the actual plan a copy of which is attached hereto as Exhibit A.

General

The 2008 Incentive Plan was adopted by the Board of Directors on March 26, 2008. The Board of Directors has initially reserved 2,500,000 shares of Common Stock for issuance under the 2008 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2008 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2008 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2008 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2008 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2008 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2008 Incentive Plan and may vote on any matter affecting the administration of the 2008 Incentive Plan or the grant of any option pursuant to it. In the event that any member of the Board of Directors is at any time not a "disinterested person" to the extent that such member is the recipient of a grant under the 2008 Incentive Plan, then such grant under the Plan shall not be administered by said member of the Board of Directors, and may only by administered by a Committee all the members of which are disinterested persons, as so defined or by the remaining members of the Board of Directors who are not recipients of the grant in question.

Eligibility

Under the 2008 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company and its affiliates, as provided in the 2008 Incentive Plan.

Terms of Options

The term of each Option granted under the 2008 Incentive Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2008 Incentive Plan, including the following :

(a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2008 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted.

(b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2008 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, Options may be exercised by the Optionee only. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

(f) Termination, Modification and Amendment. The 2008 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

Federal Income Tax Aspects of the 2008 Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2008 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2008 Incentive Plan and the reservation of 2,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve the 2008 Incentive Plan.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2008 INCENTIVE PLAN.

PROPOSAL NO. 3:
APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
TO 150,000,000 SHARES OF COMMON STOCK.

At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the Company’s certificate of incorporation to increase the number of shares of common stock it is authorized to issue to 150,000,000. The Company’s certificate of incorporation currently authorizes the issuance of 105,000,000 shares of capital stock, of which 5,000,000 shares are classified as preferred stock, par value $0.001 per share, and 100,000,000 shares are classified as common stock, par value $0.001 per share. The purpose of the amendment to the Company’s charter is to increase the authorized shares of capital stock to 155,000,000, of which 5,000,000 shares are classified as preferred stock, and 150,000,000 shares are classified as common stock. On March 26, 2008, the Board of Directors adopted a resolution authorizing the amendment, subject to stockholder approval.

Adoption of this proposal would permit the Board of Directors, without further approval of the stockholders (except as may be required by applicable law or stock exchange listing requirements), to issue additional shares of common stock from time to time as the Board of Directors may determine, for such consideration as the Board of Directors establishes. In addition to providing the Company with the ability to issue shares under its equity compensation, employee benefit and stockholder investment plans, the availability of additional shares of common stock would provide flexibility in structuring possible acquisitions of other businesses, enable the Company to raise additional equity capital if and when needed, and enable the Board of Directors, in its discretion, to declare stock splits or stock dividends in the future. The additional shares of common stock would enable us to act quickly in response to opportunities that may arise for these types of transactions, without the necessity of obtaining further stockholder approval, except as may be required by applicable law or stock exchange listing requirements. The Company has no present plans, arrangements, or understandings with respect to possible acquisitions or financings requiring the availability of additional authorized common stock. However, we review and evaluate potential capital-raising activities, strategic transactions and other fundamental corporate transactions on an on-going basis to determine if such transactions would be in the best interests of us and our stockholders, and any such transaction could involve the issuance of some or all of our authorized but unissued common stock.

The amendment may be viewed as having the possible effect of diluting the stock ownership of current stockholders to the extent that some or all of the additional authorized shares of common stock are issued in the future. In addition, the ability to issue additional shares of common stock could discourage, under certain circumstances, an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company’s authorized but unissued common stock could be issued in one or more transactions which would make a takeover of the Company more difficult or costly. Notwithstanding the above, the proposed charter amendment will ensure that the Company continues to have additional shares available for future issuance from time to time as approved by the Board of Directors for any proper corporate purpose, including those referenced above.

Effective Date of the Charter Amendment

If the charter amendment is adopted by the required vote of stockholders, the charter amendment will become effective when the Articles of Amendment to the Company’s charter are filed with and accepted for record by the Secretary of State of the State of Delaware. The Company anticipates that this filing will be made promptly following the Annual Meeting, or as soon as practicable thereafter.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO CERTIFICATE OF INCORPORATION

PROPOSAL NO. 4:
RATIFICATION OF RBSM LLP AS
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2008

General

The Audit Committee has appointed RBSM LLP (formerly Russell Bedford Stefanou Mirchandani LLP), as the independent registered public accounting firm of Coda Octopus Group, Inc. for the fiscal year ending October 31, 2008. A member of RBSM LLP will be at the annual meeting and will have the opportunity to make a statement and answer appropriate questions. If the stockholders fail to ratify RBSM LLP as the independent registered public accounting firm, the Audit Committee will reconsider its selection.

Fees

Audit Fees. The aggregate fees billed by RBSM LLP for professional services rendered for the audit of the Company's annual financial statements for the last two fiscal years and for the reviews of the financial statements included in the Company's Quarterly reports on Form 10-QSB during the last two fiscal years 2007 and 2006 were $268,992 and $92,314, respectively.

Audit-Related Fees. The aggregate fees billed by RBSM LLP for professional services rendered in connection with the audits of acquired businesses, the review of and consent to the filing of registration statements, and assistance in responding to comment letters issued by the Securities & Exchange Commission during the last two fiscal years 2007 and 2006 were $134,562 and $0, respectively.

Tax Fees. The aggregate fees billed by the Company's principal accountants for tax compliance, tax advice and tax planning.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

June 10, 2008

EXHIBIT A

CODA OCTOPUS GROUP, INC.
2008 INCENTIVE STOCK OPTION PLAN

SECTION 1. PURPOSE OF THE PLAN.
The purpose of the Coda Octopus Group, Inc. 2008 Employees, Directors and Officers Consultants Stock Option and Stock Award Plan (“Plan”) is to maintain the ability of Coda Octopus Group, Inc., a Delaware corporation (the “Company”), and its subsidiaries to attract and retain highly qualified and experienced directors, officers, employees and consultants and to give directors, officers, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition, the Plan is intended to encourage ownership of common stock, $.001 par value (“Common Stock”), of the Company by the employees, directors, officers, and consultants of the Company and of its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company business. The Plan provides eligible employees, directors, officers, consultants and affiliates the opportunity to participate in the enhancement of shareholder value by the grants of options, stock appreciation rights, awards of restricted stock, bonuses and/or fees payable in unrestricted stock, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, officers, employees and consultants with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as “Participants.” As used in this Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2. ADMINISTRATION OF THE PLAN.
(a) Composition of Committee.
The Plan shall be administered by the Board of Directors of the Company (the “Board”) or a committee of the Board. When acting in such capacity the Board is herein referred to as the “Committee,” which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission (“Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”), no director shall serve as a member of the Committee unless he or she is a “disinterested person” within the meaning of such Rule 16b-3.

(b) Committee Action.
The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

(c) Committee Expenses.
All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN.
Subject to adjustment as provided in Section 6(m) hereof, the aggregate number of Shares that may be optioned or issued under the Plan is 2,500,000. The Shares subject to the Plan shall consist of authorized but unissued Shares and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such Shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such option may again be made subject to an option under the Plan.
Immediately upon the grant of any option or award, the number of Shares that may be issued or optioned under the Plan will be increased. The increase shall be an amount such that immediately after such increase the total number of Shares issuable under the Plan and reserved for issuance upon exercise of outstanding options will equal not more than 20% of the total number of issued and outstanding Shares. Such increase in the number of Shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY.
The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted options, restricted stock, unrestricted stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in restricted stock, unrestricted stock and other awards. A Participant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

SECTION 5. GRANT OF OPTIONS.
(a) Discretion.
The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options, restricted Shares or non-restricted Shares under the Plan, (ii) to determine the number of Shares to be covered by such grant or such options and the terms thereof, (iii) to determine the type of Shares granted: restricted Shares, unrestricted Shares or a combination of both, and (iv) to determine the type of option granted: ISO, nonqualified option or a combination of both determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b) Stockholder Approval.
All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Delaware, provided that if such approval by the stockholders of the Company is not forthcoming, all options and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

(c) Limitation on Incentive Stock Options.
The aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

SECTION 6. TERMS AND CONDITIONS.
Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

(a) Option Period.
The Committee shall promptly notify the Participant of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

(b) Option Price.
The purchase price of each Share subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a Share on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a Share on the date the option is granted. The purchase price of each Share subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each Share subject to a Nonqualified Option at either the fair market value of each Share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a Share is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(c) Exercise Period.
The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option is subject to specified performance by the Participant. However, no portion of any option may be exercisable by a Participant prior to the approval of the Plan by the stockholders of the Company.

(d) Procedure for Exercise.
Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by cash or cashier’s check, bank draft, postal or express money order payable to the order of the Company, or at the option of the Committee, in Common Stock theretofore owned by such Participant (or any combination of cash and Common Stock). Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to Shares covered by an option on the date the Company receives such written notice and such option payment. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such option has been so exercised, issued in the Participant’s name or such other name as Participant directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant at the address specified pursuant to this Section 6(d).

(e) Termination of Employment.
If an executive officer to whom an option is granted ceases to be employed by the Company for any reason other than death or disability, any option which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option agreement; provided, however, that if a Participant’s employment is terminated because of the Participant’s theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as “for cause”), then any option or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee’s termination of employment for any reason other than death or disability.

(f) Disability or Death of Participant .
In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

(g) Assignability.
An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of a Participant, an option shall be exercisable only by the Participant.

(h)   Incentive Stock Options.
Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as an incentive stock option.

(i)   Restricted Stock Awards.
Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A)   Awards of restricted stock may be in addition to or in lieu of option grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option price pursuant to any option granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

(B)   Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(j)   Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

(A)   In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in restricted or unrestricted Common Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 6(b). In the event restricted Common Stock is issued in lieu of a bonus, a discount to fair market value may be taken at the discretion of the Committee.

(B)   In lieu of salaries and fees otherwise payable by the Company’s to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in restricted or unrestricted Common Stock or partly in Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of salaries and fees otherwise payable shall be determined by dividing each calendar month’s of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided. In the event restricted Common Stock is issued in lieu of salary, a discount to fair market value may be taken at the discretion of the Committee.

(k)   No Rights as Stockholder.
No Participant shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice and accompanied by payment as provided in clause (d) above.

(l)   Extraordinary Corporate Transactions.
The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an option theretofore granted the Participant shall be entitled to purchase under such option, in lieu of the number of Shares as to which option shall then be exercisable, the number and class of Shares and other securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of Shares as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding Shares, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant’s options may be exercised for a limited period of time before or after a specified date.

(m)   Changes in Company’s Capital Structure.
If the outstanding Shares or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of Shares or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

(n)   Acceleration of Options.
Except as hereinbefore expressly provided, (i) the issuance by the Company of Shares or any class of securities convertible into Shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6, and is authorized at any time (with the consent of the Participant) to purchase options pursuant to Section 7.

SECTION 7. RELINQUISHMENT OF OPTIONS.
(a)   The Committee, in granting options hereunder, shall have discretion to determine whether or not options shall include a right of relinquishment as hereinafter provided by this Section 7. The Committee shall also have discretion to determine whether an option agreement evidencing an option initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee’s refusal to grant or include a right of relinquishment in any option granted hereunder or in any option agreement evidencing the same. Subject to the Committee’s determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option granted under this Plan, and the option agreement evidencing such option, may provide:

(i)   That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option (to the extent then exercisable) for a number of Shares to be determined in accordance with the following provisions of this clause (i):

(A)   The written notice of exercise of such right of relinquishment shall state the percentage of the total number of Shares issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

(B)   The number of Shares, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of the Shares specified in such option; (x) the total current market value of the Shares covered by the option or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option;

(ii)   That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered, provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

(iii)   That the “current market value” of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 6(b); and

(iv)   That the option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
(B) the holder of such option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

(b)   The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee’s disapproval of, any election by a holder of an option to relinquish such option in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (“Covered Participant”) shall not be entitled to receive Shares when options are relinquished during any window period commencing on the third business day following the Company’s release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release (“Window Period”). A Covered Participant shall be entitled to receive Shares upon the relinquishment of options outside a Window Period.

(c)   The Committee, in granting options hereunder, shall have discretion to determine the terms upon which such options shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If an option is relinquished, such option shall be deemed to have been exercised to the extent of the number of Shares covered by the option or part thereof which is relinquished, and no further options may be granted covering such Shares.

(d)   Neither any option nor any right to relinquish the same to the Company as contemplated by this Paragraph 7 shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

(e)   Except as provided in Section 7(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any Option containing, or the amendment or supplementation of any existing option agreement adding, the right relinquishment.

(f)   No right of relinquishment may be exercised after the initial award of any option containing, or the amendment or supplementation of any existing option agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant’s death, disability or termination of his relationship with the Company for a reason other than “for cause.”

SECTION 8. AMENDMENTS OR TERMINATION.
The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would: (i) except as is provided in Section 6(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan (except pursuant to Section 3 of the Plan), (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6(a) of the Plan, (iv) extend the expiration date of this Plan set forth in Section 15 of the Plan, (v) except as provided in Section 6(k) of the Plan, decrease the option price of any option granted under the Plan or (vi) withdraw the administration of the Plan from the Committee.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS.
The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 6(j), (k) and (i) shall be subject to any shareholder action required by Delaware corporate law.

SECTION 10. PURCHASE FOR INVESTMENT.
Unless the options and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, and the Company has determined that such registration is unnecessary, each person acquiring or exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such option or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11. TAXES.
(a)   The Company may, but is not obligated to, make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

(b)   Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a Nonqualified Option by electing to have the Company withhold Shares, or by delivering previously owned Shares, having a fair market value, determined in accordance with Paragraph 6(b), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of Shares will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS.
The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of Shares as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT.
Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any Participant any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate any Participant's employment at any time. The option agreements may, but is not obligated, contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY.
The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

(a) The Non-Issuance of Shares.
The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares hereunder; and

(b) Tax Consequences .
Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN.
The Plan shall be effective on the date the Board adopts the Plan. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN.
Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW.
This Plan and any agreements hereunder shall be interpreted and construed in accordance with the internal laws of the State of Delaware without reference to choice of law principals and applicable federal law.

SECTION 18. CASHLESS EXERCISE.
The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

SECTION 19. PROCEEDS FROM EXERCISE
The proceeds from such exercise of options under the Plan shall be added to the general funds of the Company and shall be used for general corporate purposes.

IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, Coda Octopus Group, Inc., has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this [ ] 2008.

CODA OCTOPUS GROUP, INC.

By:	Jason Reid

Its: President

By:	Richard Lewis

Its: Secretary